UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
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Soliciting Material Pursuant to §240.14a-12

SOLID POWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solid Power, Inc.

Proxy Statement

Notice of Annual Stockholders' Meeting

2026

LETTER TO STOCKHOLDERS

April 9, 2026
DEAR STOCKHOLDER:
It is a pleasure for us to extend to you an invitation to attend the 2026 Annual Meeting of Stockholders of Solid Power, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on May 20, 2026, at 10:00 a.m., Mountain Time. You may attend the Annual Meeting, submit questions, and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2026.
The Notice of 2026 Annual Meeting of Stockholders and this proxy statement describe the proposals to be considered and voted upon at the Annual Meeting.
We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online or by mail by following the instructions included on your Notice of Internet Availability of Proxy Materials, included on your proxy card or voting instruction form, or that otherwise accompany your proxy materials.
On behalf of our Board of Directors, we would like to express our appreciation for your support and interest in Solid Power, Inc. We look forward to seeing you at the Annual Meeting.
MaryAnn Wright Chairperson of the Board and Class II Director	John Van Scoter Chief Executive Officer, President, and Class I Director

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF SOLID POWER, INC.:
The 2026 Annual Meeting of Stockholders of Solid Power, Inc. (“Solid Power,” “we,” “us,” “our,” or the “Company”) will be held on May 20, 2026, at 10:00 a.m., Mountain Time. We have adopted a virtual format for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to provide a safe, consistent, and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting, submit questions, and vote your shares electronically during the Annual Meeting via live webcast by visiting https://www.cstproxy.com/solidpower/2026.
The Annual Meeting is being held for the following purposes:
1.
To elect as Class II directors the three nominees named in the proxy statement and recommended by our Board of Directors.

2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.
To approve, by a non-binding advisory vote, the compensation of our named executive officers.

4.
To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters online at the Annual Meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:
•      Vote online by following the instructions included on your Notice of Internet Availability of Proxy Materials, included on your proxy card or voting instruction form, or that otherwise accompany your proxy materials; or
•      Vote by mail by completing and returning your proxy card or voting instruction form in the addressed stamped envelope provided, if you received a paper copy of the proxy materials.
Only stockholders of record at the close of business on March 23, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.
The proxy materials were either made available to you online or mailed to you beginning on or about April 9, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be Held Virtually on May 20, 2026 at 10:00 a.m., Mountain Time.
The proxy statement and annual report to stockholders are available at https://www.cstproxy.com/solidpower/2026.

By Order of the Board of Directors
Linda Heller
Chief Financial Officer, Treasurer, and Secretary
April 9, 2026

PROXY STATEMENT SUMMARY

Meeting Details
Date and Time	Location	Who Can Vote
Wednesday, May 20, 2026 at 10:00 a.m., Mountain Time	https://www.cstproxy.com/ solidpower/2026	Our Board of Directors, or Board, has fixed the close of business on March 23, 2026 as the record date (the “Record Date”). You are entitled to vote at the Annual Meeting and at any adjournment thereof if you were a holder of the Company’s common stock as of the close of business on March 23, 2026.
Voting Matters and Recommendations
PROPOSALS THAT REQUIRE YOUR VOTE		BOARD RECOMMENDATION	LEARN MORE
1	The election of the three nominees named in this proxy statement as Class II directors of the Company	FOR each nominee	Page 7
2	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	Page 35
3	The approval, by a non-binding advisory vote, of the compensation of our named executive officers	FOR	Page 37
Stockholders will also transact such other business as may properly be brought before the meeting or any adjournment thereof by or at the direction of our Board.
Your vote is important. Please vote by Internet or mail as soon as possible to ensure your vote is recorded properly. Stockholders of record may vote without attending the Annual Meeting by one of the following methods:
Internet Go to https://www.cstproxy.com/solidpower/2026 and follow the instructions on the website.	Mail Complete, sign, and date the enclosed proxy card or voting instruction form and return it in the prepaid envelope provided, if you received a paper copy of the proxy materials.

Notice of 2026 Annual Meeting and Proxy Statement	1

CORPORATE GOVERNANCE MATTERS

Classified Board of Directors
Our Second Amended and Restated Certificate of Incorporation provides that our Board is divided into three classes serving staggered three-year terms. Class I directors will serve until our annual meeting of stockholders in 2028. Class II directors will serve until the Annual Meeting. Class III directors will serve until our annual meeting of stockholders in 2027. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As a result of this classification of directors, it generally takes at least two annual meetings of stockholders for stockholders to effect a change in a majority of the members of our Board.
The following table sets forth our current directors along with their respective classes, term expiration, independence status, and committee membership:
Class I Term expires in 2028	Class II Term expires in 2026	Class III Term expires in 2027

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Committees of our Board of Directors
Our Board has three standing committees: an audit committee, a governance and corporate responsibility committee (“governance committee”), and a human resources and compensation committee (“HRC committee”).
Susan Kreh, Chairperson*^ Erik Anderson* Lesa Roe* Steven Goldberg* Audit Committee Report: page 36 Meetings in 2025: 4
Audit Committee
Key Responsibilities:
•
overseeing the appointment, compensation, and work of the independent auditors

•
reviewing our financial statements with management and independent auditors

•
overseeing our risk management, major litigation, and financial risk exposures

•
reviewing our financial reporting processes and internal controls

•
overseeing sustainability and climate matters impacting our financial reporting

Our audit committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member satisfies the independence requirements of the rules of the SEC and Nasdaq. ^ Susan Kreh is an audit committee financial expert.
Aleksandra Miziolek, Chairperson* Steven Goldberg* Lesa Roe* John Stephens* Meetings in 2025: 4
Governance and Corporate Responsibility Committee
Key Responsibilities:
•
identifying, evaluating, and recommending individuals to become directors

•
developing and recommending a set of corporate governance guidelines

•
overseeing the annual performance evaluation of our Board and its committees

•
overseeing certain environmental, social, and governance (“ESG”) matters

•
reviewing director independence and qualifications for committee service

•
assessing annually the composition of our Board and its committees

Our governance committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member satisfies the independence requirements of the rules of the SEC and Nasdaq.
Kaled Awada, Chairperson* Aleksandra Miziolek* John Stephens* MaryAnn Wright* Meetings in 2025: 5
Human Resources and Compensation Committee
Key Responsibilities:
•
approving compensation of our executive officers and directors

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approving grants and/or awards of equity-based compensation

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overseeing our strategies and policies related to human resource management

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leading succession planning for our executive officers

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considering risks arising from our compensation plans, policies, and programs

•
administering our policy on recovery of incentive compensation

Our HRC committee operates under a written charter, a copy of which is available on our website at https://ir.solidpowerbattery.com/.

* Each member is a non-employee director and satisfies the independence requirements of the rules of the SEC and Nasdaq.

Notice of 2026 Annual Meeting and Proxy Statement	3

Board Leadership Structure
We currently separate the positions of Chief Executive Officer and Chairperson of our Board. We believe this separation allows the Chief Executive Officer to focus on executing the Company’s strategic plan, and as an independent director who has served on our Board since 2022, we believe MaryAnn Wright is in the best position to fulfill the Chairperson’s responsibilities.
As Chairperson, Ms. Wright is responsible for, among other things, presiding at Board meetings and meetings of stockholders, determining the agenda for Board meetings, leading executive sessions, and performing other responsibilities as requested by the Board from time to time. We believe her significant public board experience, knowledge of the automotive industry, expertise in vehicle, advanced powertrain, and energy storage system technologies, and extensive general management experience make her well positioned to lead our Board in developing and monitoring our strategic direction.
Meetings of our Board of Directors; Attendance
Our Board held six meetings in 2025. Each of our directors, other than Dr. Feurer, attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served during 2025.
Director Independence
Our Board, at the recommendation of the governance committee, has affirmatively determined that each of the directors on our Board other than Dr. Feurer and Mr. Van Scoter qualify as independent directors, as defined under the relevant rules promulgated by The Nasdaq Stock Market LLC (“Nasdaq”), and our Board consists of a majority of “independent directors,” as defined under U.S. Securities and Exchange Commission (“SEC”) rules and relevant Nasdaq rules relating to director independence requirements. We are subject to SEC and Nasdaq rules relating to the membership, qualifications, and operations of the audit committee and heightened independence requirements relating to compensation committee membership.
Director Nominations
Our governance committee recommends candidates for nomination for election at the annual meeting of our stockholders. In identifying and evaluating nominees for director, the governance committee considers character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on our Board and experiences and skills that are complementary to our Board, an understanding of our business, an understanding of the responsibilities that are required of a member of our Board, other time commitments, educational and professional background, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board and the ability to represent the best interests of our stockholders. The governance committee will strive to include candidates who reflect various experiences and skills in each search.
The governance committee will also consider director candidates recommended for nomination by our stockholders, so long as such recommendations and nominations comply with the procedures set forth in our Amended and Restated Bylaws (the “Bylaws”), all applicable company policies, and all applicable laws, rules, and regulations, including those established by the SEC and Nasdaq. Our governance committee will assess such candidates in the same manner as candidates recommended to the committee from other sources and using the same criteria described above.
Succession Planning
A primary responsibility of our Board is planning for Chief Executive Officer succession, including the development of plans for emergency succession for the Chief Executive Officer in the event the need for a successor arises unexpectedly. Our Board has delegated responsibility to the HRC committee to plan for the development, selection, retention, and succession of each of the executive officers.
Role of Our Board and Its Committees in Risk Oversight
One of our Board’s key functions is informed oversight of our risk management process. Our Board administers its oversight function directly through our Board as a whole and its standing committees that address risks inherent in their

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respective areas of oversight. Both our Board and its committees have the authority to engage external advisors to the extent necessary or appropriate. The following table sets forth key risk areas our Board, each of our Board’s standing committees, and management are responsible for overseeing:

OUR BOARD
Our Board executes its oversight duties through:
•
Assigning specific oversight duties to the standing committees.

•
Receiving periodic briefings and informational sessions by management on the types of risks we face and the means of mitigating and controlling those risks.

	Audit Committee • Financial reporting & internal controls • Investment management • Cybersecurity • Enterprise risk management	Governance Committee • Conflicts of interest • Governance structure & processes • Director selection & independence • Code of Conduct compliance	HRC Committee • Compensation practices • Human resources management • Succession planning • Stock ownership guidelines

MANAGEMENT
Management is primarily responsible for:
•
Identifying risks and designing risk controls.

•
Evaluating and prioritizing risks and balancing potential risk to potential reward.

•
Escalating to our Board and/or committees as appropriate.

We, along with others in our industry, are susceptible to information security breaches and other cybersecurity-related incidents. We are committed to protecting the integrity and security of our systems and electronic information. We use various tools and methodologies, including third-party services, to assess, identify, and manage cybersecurity threats. For example, we utilize third-party services to monitor the security and integrity of our information systems and the other third-party information systems upon which we rely on an ongoing basis. We also engage a third-party cybersecurity auditor for periodic penetration and vulnerability testing and assessment of our processes. In addition, we provide routine information security training to our employees. Cybersecurity risk exposure is subject to the oversight of our audit committee. The audit committee is routinely updated on cybersecurity matters and discusses cybersecurity risks with management at least annually in accordance with its charter. In addition, the audit committee reviews and assesses our cybersecurity and information security risk exposure and makes recommendations to management pertaining to monitoring and minimizing findings in such assessment annually.
Annual Board and Committee Evaluations
Our Board is committed to continual corporate governance improvement. Our Board and each standing committee annually conduct a self-evaluation to review and assess the overall effectiveness of our Board and each committee. The governance committee oversees the annual self-evaluation and reports the results to our Board. The governance committee is also responsible for establishing the evaluation criteria and implementing the process for the evaluation, as well as considering other corporate governance principles that may, from time to time, merit consideration by our Board. Our Board then discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of our Board or its committees.
Director Education
We provide our directors with appropriate orientation and continuing education, which is overseen by the governance committee. Portions of certain Board meetings are devoted to educational topics at which senior management and outside subject matter experts present information regarding matters such as our industry, business operations, strategies, objectives, risks, opportunities, competitors, and legal and regulatory issues. We also encourage directors to periodically pursue appropriate programs, sessions, or materials and we will reimburse directors for reasonable expenses in accordance with our policies.

Notice of 2026 Annual Meeting and Proxy Statement	5

Code of Business Conduct and Ethics
Our Board adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our employees, executive officers, and directors. The Code of Conduct is available on our website at https://ir.solidpowerbattery.com/. The governance committee is responsible for developing, reviewing, and monitoring compliance with the Code of Conduct. Any waivers of the Code of Conduct must be approved by our Board. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
Corporate Governance Guidelines
Our Board adopted corporate governance guidelines that serve as a framework within which our Board and its committees operate. These guidelines cover several areas including:
✓ Director responsibilities	✓ Board agendas
✓ Committee responsibilities and assignments	✓ Meetings of independent directors
✓ Director communications with third parties	✓ Director orientation and continuing education
✓ Evaluation of senior management	✓ Management succession planning
✓ Director access to management and advisors	✓ Role of Chairperson and lead independent director
Our corporate governance guidelines are available on our website at https://ir.solidpowerbattery.com/.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”) applicable to all of our employees, executive officers, and directors and the Company that prohibits transacting in our common stock, other Company securities, or the securities of other companies while in possession of material non-public information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.
Under the Insider Trading Policy, pre-clearance by our compliance officer is required for securities transactions entered into by our directors and executive officers, including the adoption or modification of Rule 10b5-1 trading plans.
In addition, quarterly trading blackouts are imposed under the Insider Trading Policy upon all of our employees, executive officers, and directors. The Insider Trading Policy also permits the Company to institute additional trading blackout periods or subject other persons to pre-clearance requirements as deemed appropriate.
Hedging and Pledging
The Insider Trading Policy restricts other lawful conduct that may not be aligned with our stockholders’ best interest. For example, the Insider Trading Policy prohibits hedging and pledging transactions by all of our employees, executive officers, and directors.
Family Relationships
There are no family relationships among any of our directors and executive officers.
Annual Meeting Attendance
Each of our directors is strongly encouraged to attend our annual meetings of stockholders. Nine of our ten directors attended our 2025 annual meeting of stockholders, which also was held exclusively online. We expect that all of our directors will attend the 2026 Annual Meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Directors
Our stockholders will elect three Class II directors at the Annual Meeting. Each of the Class II directors is expected to hold office until the 2029 annual meeting of our stockholders, or until their respective successors are duly elected and qualified.
Voting Standard
Directors are elected by a plurality of the voting power of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three nominees who receive the most votes will be elected to the three open directorships, even if they get less than a majority of the votes cast. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement. No cumulative voting is permitted.
Plurality Plus
Any director nominee who does not receive a greater number of the votes cast “for” their election than votes “withheld” for that nominee’s election shall tender their resignation to our Board promptly following certification of the stockholder vote. The governance committee will consider the tendered resignation and recommend to our Board whether to accept or reject the resignation or whether other action should be taken. Our Board will consider the recommendation and publicly disclose its decision (by press release, SEC filing, or any other public means of disclosure deemed appropriate) regarding the tendered resignation within 90 days following certification of the election results. The director who tenders their resignation may not participate in the recommendation of the governance committee or the decision of our Board with respect to their resignation.
Director Nominations
Our Board approved our slate of nominees at the recommendation of the governance committee. All nominees are current directors. Each nominee has consented to their nomination and has advised us that they intend to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees have become unable to serve: (1) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (2) our Board may, in accordance with our Bylaws, reduce the size of our Board or leave a vacancy until a nominee is identified.
Recommendation of Our Board of Directors
✓	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF STEVEN GOLDBERG, ALEKSANDRA MIZIOLEK, AND MARYANN WRIGHT AS CLASS II DIRECTORS OF THE COMPANY FOR THE ENSUING TERM.

Notice of 2026 Annual Meeting and Proxy Statement	7

Director Nominees for Election at the 2026 Annual Meeting
A biography of each director nominee, current as of April 9, 2026, setting forth their age and describing their business experience during the past five years, including other prior relevant business experience, is presented below.
Class II Director Age: 73 Director Since: 2019 Committees:
Steven Goldberg
Business Experience
•
Partner, DYDX Capital (f/k/a Finistere Ventures) (2021-present)

•
President, Air Access (2020-present)

•
Operating Partner, Venrock (2009-2020)

•
Chief Executive Officer and/or Member of Board of Directors of a wide range of early-stage technology companies (2000-present)

Nominee Qualifications
Dr. Goldberg holds a B.S. and M.S. in Electrical Engineering from Washington University, St. Louis, and a Ph.D. in Electrical Engineering from the University of California, Santa Barbara. We believe Dr. Goldberg is well-qualified to serve as a member of our Board due to his experience in leading and overseeing growing technology companies, his technical background, and his prior service on private and pre-public company boards.

Class II Director
Age: 69
Director Since: 2022
Committees:
Other Public Company Boards: Dauch Corporation (f/k/a American Axle & Manufacturing Holdings, Inc.)
Directorships Within the Past Five Years: Exro Technologies Inc.; Tenneco, Inc.

Aleksandra Miziolek
Business Experience
•
Operator Advisor, Assembly Ventures (2021-present)

•
Advisor, OurOffice, Inc. (2021-present)

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SVP, Chief Transformation Officer, General Counsel, Corporate Secretary, and Chief Compliance Officer, Cooper-Standard Holdings Inc. (2014-2019)

•
Member, Director of the Automotive Industry Group, Dykema Gossett PLLC (1983-2014)

Nominee Qualifications
Ms. Miziolek holds a B.A. in Political Science and Spanish and a J.D., each from Wayne State University. We believe Ms. Miziolek is well-qualified to serve on our Board due to her experience in the automotive industry and service as an executive officer, as well as her M&A and governance and legal background.

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Chairperson of the Board, Class II Director
Age: 64
Director Since: 2022
Committees:
Other Public Company Boards: Group 1 Automotive, Inc.; Micron Technology, Inc.; Brunswick Corporation
Directorships Within the Past Five Years: Maxim Integrated Products, Inc.; Delphi Technologies

MaryAnn Wright
Business Experience
•
Group Vice President of Engineering and Product Development, Johnson Controls International plc (2013-2018)

•
Chief Executive Officer, Johnson Controls – Saft, and Vice President and General Manager – Hybrid Systems, Johnson Controls International plc (2007-2013)

•
Office of the Chair and Executive Vice President Engineering, Product Development, Commercial and Program Management, Collins & Aikman Corporation (2006-2007)

•
Director, Sustainable Mobility Technologies & Hybrid and Fuel Cell Vehicle Programs, Ford Motor Company (1988-2005)

Nominee Qualifications
Ms. Wright holds a B.A. in Economics and International Business and an M.S. in Engineering from the University of Michigan and an M.B.A. in Finance from Wayne State University. We believe Ms. Wright is well-qualified to serve on our Board due to her extensive general management experience, knowledge of the automotive industry, expertise in vehicle, advanced powertrain, and energy storage system technologies, and significant public board experience.

Notice of 2026 Annual Meeting and Proxy Statement	9

Continuing Directors
A biography of each of our continuing directors, in alphabetical order and current as of April 9, 2026, setting forth their age and describing their business experience during the past five years, including other prior relevant business experience, is presented below.

Class I Director
Age: 67
Director Since: 2021
Committees:
Other Public Company Boards: Topgolf Callaway Brands Corp.
Directorships Within the Past Five Years: Decarbonization Plus Acquisition Corporation IV; Decarbonization Plus Acquisition Corporation II; Hyzon Motors, Inc.

Erik Anderson
Business Experience
•
Chief Executive Officer, WestRiver Group (2002-present)

•
Executive Chairman, Singularity Group (2018-present)

•
Chief Executive Officer and Executive Chairman, Topgolf International, Inc. (2015-2021)

Director Qualifications
Mr. Anderson holds an M.S. and B.S. in Industrial Engineering from Stanford University and a B.A. in Management Engineering from Claremont McKenna College. We believe Mr. Anderson is well-qualified to serve on our Board due to his experience as a director and leader of public companies.

Class I Director Age: 51 Director Since: 2023 Committees:
Kaled Awada
Business Experience
•
Executive Vice President and Chief Human Resources Officer, Eaton Corporation plc (2025-present)

•
Executive Vice President, Chief People Officer, PG&E Corporation and Pacific Gas and Electric Company (2024-2025)

•
Executive Vice President and Chief Human Resources Officer, Tenneco Inc. (2018-2022)

•
Global Vice President, Human Resources, Aptiv PLC (2015-2018)

•
Vice President, Human Resources – Electrical Sector, APAC Region, Eaton Corporation plc (2011-2015)

Director Qualifications
Mr. Awada holds a B.A. in Psychology from The Ohio State University. We believe Mr. Awada is well-qualified to serve on our Board due to his global leadership and human resources expertise.

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Class III Director Age: 59 Director Since: 2021 Committees: None
Rainer Feurer
Business Experience
•
SVP Corporate Investments, Bayerische Motoren Werke AG (BMW Group) (2020-present)

•
Vice Chairman of the Board of Directors, Spotlight Automotive Limited (2020-present)

•
SVP Mobility and Energy Services, BMW Group (2019-2020)

•
SVP Customer Centric Sales Development, CX, BMW Group (2016-2019)

Director Qualifications
Dr. Feurer holds a B.A. (Hons) in International Management from Middlesex University, UK and Dipl. Betriebswirt (FH) Diploma from Reutlingen University, Germany. He received his M.B.A. from Monterey Institute of International Studies in 1993 and his Ph.D. in Strategic Management from Cranfield University, UK in 1996. We believe Dr. Feurer is well-qualified to serve on our Board due to his experience in the automotive industry and international operations expertise.

Class III Director Age: 64 Director Since: 2023 Committees:
Susan Kreh
Business Experience
•
Chief Financial Officer and Chief Information Officer, Oil-Dri Corporation of America (2018-present)

•
Chief Financial Officer and VP, Information Technology of Power Solutions business, Johnson Controls International plc (2010-2018)

•
Vice President, Corporate Controller and Chief Accounting Officer, Johnson Controls International plc (2007-2010)

•
Treasurer, PPG Industries, Inc. (2002-2007)

Director Qualifications
Ms. Kreh holds B.B.A.s in Accounting and Analysis and Design of Business Information Systems from the University of Wisconsin-Madison and an M.B.A. from Duquesne University. We believe Ms. Kreh is well-qualified to serve on our Board due to her finance and information technology expertise and experience in the automotive industry.

Notice of 2026 Annual Meeting and Proxy Statement	11

Class I Director Age: 62 Director Since: 2022 Committees:
Lesa Roe
Business Experience
•
Chief Executive Officer and Chancellor, University of North Texas System (2017-2021)

•
Deputy Associate Administrator and Deputy Chief Operating Officer, National Aeronautics and Space Administration (NASA) (2014-2017)

•
Center Director, NASA (2005-2014)

Director Qualifications
Ms. Roe holds a B.S. in Electrical Engineering from the University of Florida and an M.S. in Electrical Engineering from the University of Central Florida. We believe Ms. Roe is well-qualified to serve on our Board due to her leadership experience and technical background in engineering.

Class III Director Age: 66 Director Since: 2021 Committees: Other Public Company Boards: Freeport-McMoRan Inc.
John Stephens
Business Experience
•
Senior Executive Vice President and Chief Financial Officer, AT&T, Inc. (2011-2021)

•
Senior Vice President and Controller, AT&T, Inc. (2001-2011)

•
Vice President – Taxes, AT&T, Inc. (2000-2001)

Director Qualifications
Mr. Stephens holds a B.S.B.A. in Accounting from Rockhurst University and a J.D. from St. Louis University School of Law. We believe Mr. Stephens is well-qualified to serve on our Board due to his experience overseeing a large, publicly traded company and experience in financial and accounting matters, international business and affairs, and major corporate transactions.

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Class I Director Age: 64 Director Since: 2023 Committees: None
John Van Scoter
Business Experience
•
Chief Executive Officer and President, Solid Power, Inc. (2023-present)

•
Vice President, General Manager Products, SRI International Inc. (2019-2023)

•
CEO, President and Chairman, eSolar, Inc. (2010-2018)

•
Senior Vice President, Alternative Energy Strategy, Texas Instruments Incorporated (2008-2010)

•
Senior Vice President, General Manager of DLP® Products Division, Texas Instruments Incorporated (2000-2008)

Director Qualifications
Mr. Van Scoter holds a B.S. in Mechanical Engineering from the University of Vermont. We believe Mr. Van Scoter is well-qualified to serve on our Board due to his renewable energy expertise and experience scaling technologies to commercial products.

Notice of 2026 Annual Meeting and Proxy Statement	13

Director Qualifications
Our Board is comprised of individuals who support and oversee our current operational progress and strategic plan and represent stockholder interests through the exercise of sound judgment using their variety of backgrounds and experiences.
All of our directors and director nominees possess various qualifications, including the following:
✓ strength of character	✓ high integrity and professional ethics
✓ ability to devote time to their position on our Board	✓ proven achievement and competence in their field
✓ an understanding of our business	✓ skills that are complementary to our Board
✓ business acumen and ability to exercise sound business judgment	✓ an understanding of the responsibilities that are required of a director
In addition, our directors and director nominees bring to our Board many individual experiences, qualifications, and skills, as shown in the following matrix. The skills identified in the matrix are intended as a high-level summary and not an exhaustive list. The matrix is intended to depict notable areas of focus for each of our directors and director nominees, and not having a mark does not mean that a particular director or director nominee does not possess that experience, qualification, or skill. Directors and director nominees have acquired these experiences, qualifications, and skills through education, direct experience, and oversight responsibilities.
Knowledge, Skills, and Experience	Erik Anderson	Kaled Awada	Rainer Feurer	Steven Goldberg	Susan Kreh	Aleksandra Miziolek	Lesa Roe	John Stephens	John Van Scoter	MaryAnn Wright
Audit / Financial	✓		✓	✓	✓	✓	✓	✓		✓
Automotive Industry		✓	✓	✓	✓	✓			✓	✓
Battery and Energy Technology Development	✓								✓	✓
Human Resources Management	✓	✓		✓	✓	✓	✓	✓		✓
Information Technology / Cybersecurity				✓	✓		✓	✓	✓
International Operations	✓	✓	✓		✓	✓	✓	✓	✓	✓
Manufacturing and Operations	✓	✓		✓	✓		✓	✓	✓	✓
M&A / Strategic Planning Oversight	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other Public Company Board or Executive Experience	✓	✓	✓	✓	✓	✓		✓	✓	✓
Risk Management / Legal / Regulatory	✓	✓	✓		✓	✓	✓	✓		✓
Sustainability / Corporate Responsibility	✓		✓		✓	✓	✓	✓		✓
Company Board Tenure
Years	5	3	5	7	3	4	4	5	3	4

14	Notice of 2026 Annual Meeting and Proxy Statement

EXECUTIVE COMPENSATION

Overview
In this section, we provide an explanation and analysis of the material elements of the compensation provided to our Chief Executive Officer and our other two most highly compensated executive officers who were serving as such at the end of the fiscal year ended December 31, 2025 (collectively referred to as our “named executive officers”). Those named executive officers were:
Named executive officer	Title
John Van Scoter	President, Chief Executive Officer, and Class I Director
Linda Heller	Chief Financial Officer, Treasurer, and Secretary
Joshua Buettner-Garrett	Chief Technology Officer
Executive Summary
2025 Executive Compensation Program Overview
In 2025, our executive compensation program was designed to achieve our executive compensation objectives, including attracting and retaining qualified executive officers and driving strong Company performance by aligning executive officer compensation with our stock performance and strategic and operational objectives, as further described below under “— Our Objectives.” The table below outlines each of the three principal elements of our executive compensation program for 2025:
	Component	Description	Performance Considerations	Pay Objectives
Short-Term Cash Compensation	Base Salary	Pay for service in executive role.	Based on the duties and responsibilities of the position, contributions to the Company’s performance, prior experience, individual and Company performance, and competitive market data.	Attraction and retention. Base salary adjustments also allow the HRC committee to reflect individual performance, scope of the position, and/or changed responsibilities.
	Annual Bonus	Short-term program providing named executive officers with an annual cash bonus opportunity.	Based on the HRC committee’s assessment of each named executive officer’s achievement against Company and individual operational and strategic goals and objectives.	Reward performance in attaining Company and individual performance goals on an annual basis.

Long-Term Equity Incentive	RSUs	Long-term equity awards which provide for the delivery of shares of common stock subject to continued employment.	Alignment with stockholders through Company share price performance and the creation of stockholder value.	Align the interests of executives with those of stockholders, promote retention, and foster stock ownership.
We seek to provide fair and competitive compensation for our named executive officers, which emphasizes operational performance as we seek to develop our electrolyte materials and associated solid-state cell technology and bring our products to market. We believe our 2025 executive compensation program reflected our philosophy and included the following:

Notice of 2026 Annual Meeting and Proxy Statement	15

✓
Linking Bonus Opportunity to Operational Achievements. We use cash bonus opportunity to directly link executive officer compensation with achieving key operational goals. We set goals based on what we perceive are important milestones as we work to achieve commercialization of our products.

✓
Using Equity as a Key Component of Compensation. We use restricted stock units (“RSUs”) in our executive compensation program to directly link named executive officer compensation to increases in the price of our common stock, which directly reflects increased stockholder value and preserves cash for operating and capital expenses.

Emphasis on Long-Term Equity and Variable Compensation
The charts below show the proportional value of each element of the total target compensation in 2025 for Mr. Van Scoter, our President and Chief Executive Officer, and our other named executive officers in the aggregate, illustrating our focus on long-term equity and variable compensation for the 2025 executive compensation program. For 2025, approximately 74% of total target compensation for our Chief Executive Officer and approximately 58% of total target compensation for all other named executive officers was provided via long-term equity awards, the value of which depends on the appreciation of our stock price over time. RSU awards vest over four years, with a one-year cliff and quarterly vesting thereafter. Our annual cash bonus plan is tied to meeting operational and strategic goals and objectives that we believe are challenging but attainable with strong performance.
Our Executive Compensation Practices
We strive to design and implement our executive compensation policies and practices in accordance with sound governance standards appropriate for a company of our size, life cycle, and complexity. Our HRC committee, which is comprised solely of independent directors, meets regularly throughout the year to review our executive compensation program to ensure it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. Our executive compensation practices include the following, each of which the HRC committee believes reinforces our executive compensation objectives:

16	Notice of 2026 Annual Meeting and Proxy Statement

What We Do
Pay for performance. A significant percentage of total target compensation is pay at-risk or variable that is connected to achievement of operational goals or our stock price.
Independent compensation consultant. The HRC committee retains an independent compensation consultant to review our executive compensation program and practices.
Annual comparator peer group review. The HRC committee, with input from its independent compensation consultant, determines the composition of our comparator peer group at least annually.

   Double-trigger change-in-control severance arrangements. All of our change-in-control equity arrangements have double triggers requiring both a qualifying termination and a qualifying change-in-control in order to receive accelerated vesting.

   Executive stock ownership and retention requirements. Each executive is required to hold at least 50% of the net shares (after taxes) acquired through our equity incentive plans and other forms of stock-based compensation until the executive has achieved the required level of ownership.

What We Don’t Do

   No guaranteed annual salary increases or bonuses. Our named executive officers’ salary increases are assessed individually, and their annual cash bonuses are tied to corporate and individual performance.

No excessive perquisites. We do not provide excessive perquisites or personal benefits to our named executive officers.
No executive retirement plans. We do not maintain executive or supplemental retirement plans.
No hedging or pledging permitted. We do not allow hedging or pledging by our directors, officers, or employees.
Our Objectives
We believe that to be successful we must hire, motivate, and retain talented leadership. We recognize that there is significant competition for qualified executives within our industry, and it can be particularly challenging for companies to recruit executive officers of the caliber necessary to achieve our short-term operational goals and long-term strategic objectives. Accordingly, the principal objectives of our executive compensation program are to:
•
Attract, retain, incentivize, and reward talented and qualified individuals who share our philosophy and desire to work towards achieving our goals.

•
Advance the success of our Company by aligning executive incentives with the long-term interests of our stockholders.

•
Align compensation with corporate strategies and operational objectives.

•
Provide an overall level of compensation opportunity that is competitive within the markets in which we compete and within a broader group of companies of comparable size, life cycle, and complexity.

Our 2025 executive compensation program continued to reflect our startup origins in that it consisted primarily of salary, annual incentives, and RSU awards, with a focus on the use of long-term equity awards that vest ratably over four years. We intend to continue to evaluate our philosophy and compensation programs as circumstances require.
How We Make Executive Compensation Decisions
In determining pay mix and target executive compensation for our named executive officers, the HRC committee and our Chief Executive Officer (in making recommendations regarding compensation other than his own) consider, as applicable:
•
Each named executive officer’s past and future expected contributions and individual impact to our Company’s performance.

Notice of 2026 Annual Meeting and Proxy Statement	17

•
Company performance.

•
Current equity and equity incentive ownership of such named executive officers.

•
Compensation levels paid to similarly-situated executive officers.

•
Market data for similarly-situated executives at comparable companies.

•
Input from the HRC committee’s independent compensation consultant.

Role of the HRC Committee
Our HRC committee, which is comprised solely of independent directors, is responsible for reviewing and approving the compensation of our executive officers, including our Chief Executive Officer, as well as reviewing and making recommendations to our Board regarding the adoption or material modification of our executive officer compensation plans. The full description of the HRC committee’s responsibilities is provided in the Human Resources and Compensation Committee Charter, which is available on our website at https://ir.solidpowerbattery.com.
Role of Executive Officers
In carrying out its responsibilities, the HRC committee works with members of our management team, including our Chief Executive Officer. Our Chief Executive Officer reviews the individual performance of each other executive officer with, and makes compensation recommendations for such officers to, the HRC committee. Other members of management support the HRC committee’s work by providing data, information, and their perspectives on the financial, legal, and human resource implications of our compensation programs. No named executive officer participates directly in final decisions regarding their compensation.
Role of Independent Compensation Consultant
The HRC committee has retained the services of Compensia, Inc. (“Compensia”), a national compensation consulting firm, to advise the HRC committee with respect to director and officer compensation matters. The HRC committee has the sole authority to retain or replace Compensia in its discretion. Compensia does not provide consulting services to Company management. Accordingly, Compensia only provides compensation consulting services to the HRC committee and works with our management only on matters for which the HRC committee provides direction and is responsible.
The HRC committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies, and market survey data. From time to time, Compensia provides the HRC committee with a comparative analysis of the then-current compensation for our executive officers against the compensation of similarly positioned executive officers at comparable companies within our industry to help inform the HRC committee’s executive compensation decisions. Compensia also provides general observations on our compensation program, but it does not determine the amount or form of compensation for the executive officers. A representative of Compensia may attend meetings of the HRC committee and communicate with HRC committee members outside of meetings. Pursuant to the rules of the SEC and Nasdaq, the HRC committee assessed the independence of Compensia and determined no conflict existed that would prevent Compensia from independently representing the HRC committee.
Consideration of Say-On-Pay Results
In a non-binding advisory vote held at our 2023 annual meeting of stockholders, our stockholders expressed their preference to hold advisory votes on executive compensation, or “say-on-pay” votes, every year. Consistent with the views expressed by our stockholders, our Board determined to hold say-on-pay votes annually. See Proposal No. 3 — Advisory Approval of Named Executive Officer Compensation. At our 2025 annual meeting of stockholders, our stockholders approved the compensation of our then-current named executive officers in a non-binding advisory vote, and our Board and HRC committee considered this approval when making subsequent decisions regarding executive compensation plans, policies, and arrangements. Our Board and HRC committee intend to continue considering the outcome of say-on-pay votes when making executive compensation decisions.

18	Notice of 2026 Annual Meeting and Proxy Statement

2025 Named Executive Officer Compensation
The narrative below summarizes the key executive compensation programs and decisions for the fiscal year ended December 31, 2025.
Base Salary
Base salary is set after considering the named executive officer’s duties and scope of responsibilities, contributions, prior experience, and individual and company performance. Base salaries are established at levels deemed necessary to enable us to attract and retain highly qualified executives with reference to similarly situated companies, using market data provided by Compensia and considering comparative pay within the Company for executives with similar levels of responsibility, the executive’s prior experience, and the executive’s expected contributions to Company performance.
In 2025, the HRC committee approved increases to the base salaries of each of our named executive officers, as set forth in the table below.
	Base Salary
Name	2024 (As of January 1, 2024)	2025 (As of March 8, 2025)
John Van Scoter	$538,000	$555,000
Linda Heller	$430,000(1)	$460,000
Joshua Buettner-Garrett	$375,000	$400,000

1
Ms. Heller was appointed as Chief Financial Officer and Treasurer, effective June 17, 2024.

Annual Cash Bonus
Each named executive officer was granted an opportunity to earn an annual cash bonus, the purpose of which was to motivate and reward achievement of key Company and individual objectives. For 2025, each named executive officer’s annual cash bonus payout was determined based on the HRC committee’s assessment of the performance of the Company and the applicable named executive officer against certain operational and strategic goals and objectives. For 2025, these goals and objectives related to continued development of our electrolyte technology, progress under our agreements with strategic partners, electrolyte sampling to potential customers, and achievement of certain production targets.
For 2025, the HRC committee set a bonus target of 100% of the salary actually paid to Mr. Van Scoter and a bonus target of 60% of the salary actually paid to each other named executive officer. The HRC committee retained the discretion to pay cash bonuses higher or lower than target based on the HRC committee’s assessment of the level of achievement of the goals and objectives described above, as well as any other matters as the HRC committee deemed appropriate. These goals and objectives were designed to be challenging but attainable with strong performance.
The HRC committee reviewed actual results against each of the 2025 goals and objectives. Following review and discussion, the HRC committee determined that the 2025 goals and objectives were achieved at 98% in the aggregate. The following table shows the 2025 target opportunity, payout percentage as determined by the HRC committee, and amount earned for each named executive officer:
Name	Target Annual Incentive Payout (% of Salary)(1)	Target Annual Incentive Payout ($)(1)	2025 Payout Percentage Earned (% of Salary)(2)	2025 Actual Payout ($)
John Van Scoter	100	551,079	98	544,000
Linda Heller	60	271,846	98	270,000
Joshua Buettner-Garrett	60	236,539	98	235,000

1
Each executive’s target annual incentive payout is calculated based on actual base salary paid during the fiscal year ended December 31, 2025.

2
Each executive’s actual incentive payout is calculated based on 2025 base salary.

Notice of 2026 Annual Meeting and Proxy Statement	19

Long-Term Incentive Program (“LTIP”) for 2025
LTIP awards are designed to provide a link to long-term stockholder value through equity awards for our executives. Under our LTIP, the HRC committee has the authority to award various forms of long-term incentive grants, such as stock option awards and RSU awards. All grants under the LTIP are made pursuant to the Solid Power, Inc. 2021 Equity Incentive Plan (the “2021 Plan”).
In 2025, the HRC committee delivered a significant component of each executive officer’s total compensation in the form of equity incentive awards to align the interests of the recipients with the interests of our stockholders. Each named executive officer was provided a long-term incentive award opportunity in the form of RSUs, subject to the same vesting schedule described above. We have historically granted both stock options and RSUs to our named executive officers, but the HRC committee chose to grant the 2025 LTIP awards entirely in RSUs to minimize dilution while optimizing the retentive value of the awards. Going forward, the HRC committee will continue to evaluate the equity mix for annual grants to our named executive officers.
In determining the size of these grants, the HRC committee, in consultation with Compensia, considered several factors, including the percentage ownership in the Company held by each named executive officer and the amount of their ownership interests that were unvested as of the date of grant; the estimated value of their ownership interests; market data for similarly situated executives at comparable companies; and the named executive officer’s past performance and expected future contributions.
The following table shows the grant date fair value of the equity incentive awards granted to the named executive officers during 2025:
Name and Principal Position	Stock Awards ($)(1)
John Van Scoter, Chief Executive Officer	3,576,436
Linda Heller, Chief Financial Officer, Treasurer, and Secretary	1,414,678
Joshua Buettner-Garrett, Chief Technology Officer	674,413

1
The amounts in this column represent the aggregate grant date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). See Note 8 to our Consolidated Financial Statements included in the Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSUs. The actual number of RSUs were calculated using a trailing 30-day stock price average. The “grant date fair value” of the RSU award as reflected in this table represents greater than 100% of the total LTIP award because the trailing 30-day stock price average was lower than the “grant date fair value.”

Stock Ownership Guidelines
Our Board believes that, in order to more closely align the interests of directors and management with the interests of our other stockholders, each covered executive and covered director should maintain a minimum level of equity interests in our common stock. The HRC committee is responsible for monitoring compliance with the guidelines, as well as conducting a periodic review of the guidelines and modifying or amending the guidelines as necessary. Our current ownership guidelines are as follows:
Title	Stock Ownership Guidelines
Chief Executive Officer	5 times annual base salary
Other Covered Executives	3 times annual base salary
Covered Directors	5 times annual cash retainer
Covered executives and covered directors are required to achieve the applicable level of ownership by the later of February 24, 2028 or five years following the date the person first became a covered executive or covered director. Until such guidelines are met, covered executives and covered directors are required to retain at least 50% of their net profit shares. As of the last business day of the fiscal year ended December 31, 2025, all then-serving covered executives and covered directors were in compliance with our stock ownership guidelines.

20	Notice of 2026 Annual Meeting and Proxy Statement

Equity Grant Timing Considerations
Equity awards are granted to executives at the discretion of the HRC committee and generally in the first quarter of the applicable year. The HRC committee may approve grants to be effective at other times, including in connection with the hiring of an executive. The HRC committee did not take material non-public information into account when determining the timing and terms of equity awards in 2025, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In 2025, no stock options were granted to any named executive officer.
Severance and Change in Control Protection
In November 2025, our Board amended, restated, and continued the Solid Power, Inc. Executive Change in Control and Severance Plan (the “Prior Plan”) previously adopted in August 2021 in the form of two separate plans: (i) the Solid Power, Inc. Severance Benefit Plan (the “Severance Plan”) and (ii) the Solid Power, Inc. Change in Control Severance Plan for Executives (the “Executive CIC Severance Plan” and, together with the Severance Plan, the “Plans”), effective as of October 31, 2025 and November 19, 2025, respectively. The Plans supersede the Prior Plan in its entirety.
Severance Plan
The Severance Plan generally provides that, in the event of the termination of a named executive officer’s employment (i) by us for a reason other than cause or (ii) by the named executive officer for good reason (as such terms are defined in the Severance Plan), then the named executive officer will be entitled to the following payments and benefits:
•
a cash severance payment, equal to (i) 12 months of base salary in the case of Mr. Van Scoter and (ii) nine months of base salary in the case of the other named executive officers;

•
in the case of Mr. Van Scoter, a pro-rated annual cash bonus for the year of termination, based on actual performance for such year and payable at the same time as annual cash bonuses are paid to actively employed executives; and

•
reimbursement of an amount equal to the employer-paid portion of the applicable monthly premium for continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”), for a maximum period of (i) 12 months in the case of Mr. Van Scoter and (ii) nine months in the case of the other named executive officers.

Named executive officers are not entitled to duplicative severance benefits for the same termination under multiple Company plans or policies (including the Executive CIC Severance Plan), provided that payments under any individual retention agreement will not reduce benefits otherwise payable under the Plans.
Executive Change in Control and Severance Plan
The Executive CIC Severance Plan generally provides that, in the event of termination of a named executive officer’s employment within a period beginning three months prior to and ending 12 months following a change in control (as defined in the Executive CIC Severance Plan) (i) by us for a reason other than cause or (ii) by the named executive officer for good reason (as such terms are defined in the Executive CIC Severance Plan), then the named executive officer will be entitled to the following payments and benefits:
•
a cash severance payment, equal to (i) 24 months of base salary in the case of Mr. Van Scoter and (ii) 12 months of base salary in the case of the other named executive officers;

•
a lump sum payment, equal to (i) 1.5x the amount of annual cash bonus in the case of Mr. Van Scoter and (ii) the amount of annual cash bonus in the case of the other named executive officers, in each case paid or payable for the calendar year immediately prior to the calendar year in which the change in control occurs;

•
reimbursement of an amount equal to the employer-paid portion of the applicable monthly premium for continued health coverage under COBRA for a maximum period of (i) 24 months in the case of Mr. Van Scoter and (ii) 12 months in the case of the other named executive officers; and

Notice of 2026 Annual Meeting and Proxy Statement	21

•
100% accelerated vesting of all outstanding equity awards, with all performance goals or other vesting criteria deemed to be achieved at target levels for the relevant performance period(s) with respect to performance-based equity awards.

General Provisions of the Plans
Receipt of the payments and benefits provided for under the Plans is conditioned on the named executive officer signing and not revoking a separation and release of claims agreement and such release becoming effective and irrevocable no later than the 60th day following the named executive officer’s qualifying termination of employment, as well as continued compliance with the invention assignment and confidentiality agreement applicable to the named executive officer. Receipt of payments and benefits under the Executive CIC Severance Plan also requires execution of a restrictive covenant agreement containing customary non-competition, non-solicitation, and non-disparagement provisions and continued compliance therewith.
In addition, if any of the payments or benefits provided for under the Executive CIC Severance Plan or otherwise payable to a named executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and could be subject to the related excise tax, the named executive officer will receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the named executive officer. The Plans do not require the Company to provide any tax gross-up payments to the named executive officers.
Payments and benefits payable under the Plans that constitute non-qualified deferred compensation subject to Section 409A of the Code will not be paid until the first payroll date to occur following the 6-month anniversary of the named executive officer’s termination date.
Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including medical, dental, and vision insurance, life insurance, accident insurance, short-and long-term disability insurance, a health savings account, an employee assistance program, a flexible spending account for medical, dental, and vision expenses, a dependent flexible spending account, and a 401(k) plan.
Retirement Benefits
We provide a tax-qualified 401(k) plan for all eligible employees, including our named executive officers, which includes a matching contribution for participants’ elective contributions to the 401(k) plan. Our 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under our 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. All of a participant’s deferral contributions into the 401(k) plan and any matching employer contributions are 100% vested when contributed. The 401(k) plan permits us to make discretionary nonelective employer contributions and discretionary matching employer contributions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code.
As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions generally are not taxable when distributed from the 401(k) plan.
We do not provide employees, including our named executive officers, with any other retirement benefits, including tax-qualified defined benefit plans, supplemental executive retirement plans, or nonqualified defined contribution plans.
Compensation Risk Oversight
The HRC committee undertakes a comprehensive review of our compensation policies and practices annually in order to assess the risks presented by such policies and practices, including whether our incentive compensation plans encourage excessive or inappropriate risk taking. Following this year’s review, the HRC committee has determined our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

22	Notice of 2026 Annual Meeting and Proxy Statement

Executive Compensation Tables
2025 Summary Compensation Table
The following table contains compensation information for our named executive officers for the fiscal year ended December 31, 2025 and, to the extent required under the SEC executive compensation disclosure rules, the fiscal year ended December 31, 2024.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John Van Scoter President and Chief Executive Officer	2025	551,079	—	3,576,436	—	544,000	15,980	4,687,495
	2024	538,000	—	839,713	809,967	645,600	83,137(4)	2,931,808
Linda Heller Chief Financial Officer, Treasurer, and Secretary	2025	453,076	—	1,414,678	—	270,000	15,980	2,153,734
	2024	215,000	—	1,457,287	1,500,000	258,000	6,981	3,437,268
Joshua Buettner-Garrett Chief Technology Officer	2025	394,231	—	674,413	—	235,000	16,050	1,319,694

1
The amounts in this column represent the aggregate grant date fair value of RSU awards and stock option awards, as applicable, granted to each named executive officer, computed in accordance with FASB ASC Topic 718. See Note 8 to our Consolidated Financial Statements included in the Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of our RSU awards and stock option awards, as applicable.

2
The amounts in this column include cash bonuses earned for the reported year but paid in the subsequent year.

3
The amounts reported in this column for 2025 are set forth by category in the table below:

Name	Matching 401(k) Contributions ($)	Health Savings Account Contributions ($)	Life Insurance Premiums ($)
John Van Scoter	14,000	—	1,980
Linda Heller	14,000	—	1,980
Joshua Buettner-Garrett	14,000	1,750	300

4
This amount includes relocation costs of $68,545, including a tax gross-up of $23,486. Mr. Van Scoter’s employment agreement provided for reimbursement of brokerage fees and other direct transaction costs related to the selling of a personal residence and moving costs.

Narrative Disclosure to Summary Compensation Table
Employment Agreements
During 2025, each named executive officer was party to an employment letter agreement or offer letter (an “employment agreement”) with us, which employment agreements generally provide for an initial base salary amount, an annual cash bonus opportunity, eligibility for Company benefit plans and programs, and eligibility to receive long-term incentive equity awards. We may terminate an executive’s employment at any time, with or without cause, to the extent permitted by applicable laws.
Each of our executive officers participates in the Severance Plan and Executive CIC Severance Plan, which provide for certain severance and change-in-control payments and benefits, as described under “— Severance and Change in Control Protection — Executive Change in Control and Severance Plan.”

Notice of 2026 Annual Meeting and Proxy Statement	23

2025 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning outstanding RSUs and stock options held by each of the named executive officers as of December 31, 2025.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(12)
John Van Scoter	1,309,010(1)	595,006(1)	2.35	6/14/2033	—	—
	503,209(2)	503,211(2)	1.56	3/22/2034	—	—
	—	—	—	—	323,524(3)	1,374,977
	—	—	—	—	265,730(4)	1,129,353
	—	—	—	—	2,816,091(5)	11,968,387
Linda Heller	769,109(6)	988,851(6)	1.67	6/17/2034	—	—
	—	—	—	—	490,853(7)	2,086,125
	—	—	—	—	1,113,920(5)	4,734,160
Joshua Buettner-Garrett	1,702,359	—	0.03	2/1/2027	—	—
	477,296	—	5.02	8/3/2031	—	—
	88,734(8)	29,579(8	7.26	5/12/2032	—	—
	261,816(9)	87,273(9)	3.11	3/2/2033	—	—
	341,687(2)	341,685(2)	1.56	3/22/2034	—	—
	—	—	—	—	12,615(10)	53,614
	—	—	—	—	40,374(11)	171,590
	—	—	—	—	180,436(4)	766,853
	—	—	—	—	531,034(5)	2,256,895

1
This stock option was awarded with a grant date of June 14, 2023 and vested 25% on June 14, 2024 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

2
This stock option was awarded with a grant date of March 22, 2024 and vested 25% on March 22, 2025 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

3
This RSU was awarded with a grant date of June 14, 2023 and vested 25% on June 14, 2024 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

4
This RSU was awarded with a grant date of March 22, 2024 and vested 25% on March 22, 2025 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

5
This RSU was awarded with a grant date of May 9, 2025 and vests 25% on the first anniversary of the grant date and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

6
This stock option was awarded with a grant date of June 17, 2024 and vested 25% on June 17, 2025 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

7
This RSU was awarded with a grant date of June 17, 2024 and vested 25% on June 17, 2025 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

8
This stock option was awarded with a grant date of May 12, 2022 and vested 25% on each of May 12, 2023, 2024 and 2025, and the remaining 25% will vest on May 12, 2026.

9
This stock option was awarded with a grant date of March 2, 2023 and vested 25% on March 2, 2024 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

10
This RSU was awarded with a grant date of May 12, 2022 and vested 25% on each of May 12, 2023, 2024 and 2025, and the remaining 25% will vest on May 12, 2026.

11
This RSU was awarded with a grant date of March 2, 2023 and vested 25% on March 2, 2024 and then 1/12 on each subsequent March 31, June 30, September 30, and December 31 thereafter.

12
The market value of RSUs that have not vested reflect the $4.25 per share closing price of our common stock on December 31, 2025, the last trading day of the year, as reported by Nasdaq.

24	Notice of 2026 Annual Meeting and Proxy Statement

COMPENSATION OF DIRECTORS

Outside Director Compensation Policy
The HRC committee, with the assistance of Compensia, periodically evaluates the compensation of our directors and recommends the amount of cash and equity consideration. On July 5, 2023, after considering the input of Compensia, our Board approved the amended Solid Power, Inc. Outside Director Compensation Policy (the “Outside Director Compensation Policy”), which is designed to attract, retain, and reward non-employee directors. Under the Outside Director Compensation Policy, each outside director will receive the cash and equity compensation for Board services described below. We also will reimburse our outside directors for reasonable, customary, and documented travel expenses to meetings of our Board or its committees and other reasonable expenses.
Maximum Annual Compensation Limit
In addition, the 2021 Plan includes a maximum annual limit of $500,000 of cash compensation and equity compensation awards that may be paid, issued, or granted to an outside director in any fiscal year (increased to $750,000 in the fiscal year of the outside director’s initial year of service as an outside director). For purposes of this limitation, the grant date fair value is determined in accordance with U.S. generally accepted accounting principles (“GAAP”) as then in effect. Any cash compensation or equity awards granted under the 2021 Plan to an outside director for their services as an employee or as a consultant (other than as an outside director) will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our outside directors.
Cash Compensation
Our outside directors each receive an annual cash retainer fee in the amount of $50,000. Our non-executive chairperson or lead independent director, as applicable, is entitled to receive an additional $40,000 per year for their service. In addition, all of our outside directors who serve on or chair a Board committee receive the following annual committee fees:
Committee	Chairperson ($)	Member ($)
Audit	20,000	10,000
Governance and Corporate Responsibility	15,000	7,500
Human Resources and Compensation	15,000	7,500
Each outside director who serves as the chairperson of a committee will receive only the annual cash fee as the chairperson of the committee and does not receive the additional annual cash fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears.
Equity Compensation
In addition, each outside director is awarded equity compensation as follows:
Initial Awards
Each individual who first becomes an outside director following the effective date of the Outside Director Compensation Policy is granted an award of RSUs (an “Initial Award”) covering a number of shares of common stock, with such Initial Award having a grant date fair value (determined in accordance with GAAP) (the “Grant Value”) of $250,000, rounded to the nearest whole share of common stock.
Each Initial Award vests in twelve equal quarterly installments over a period of three years, on February 15, May 15, August 15, or November 15 of each year, subject to the outside director continuing to be a service provider through the applicable vesting date.

Notice of 2026 Annual Meeting and Proxy Statement	25

Annual Award
On the date of each annual meeting of stockholders, each outside director is automatically granted an award of RSUs (an “Annual Award”) covering a number of shares of common stock, with such Annual Award having a Grant Value of $145,000, rounded to the nearest whole share of common stock. Each Annual Award vests on the earlier of (i) the first anniversary of the grant date or (ii) the day before the next annual meeting of stockholders, in each case, subject to the outside director continuing to be a service provider through such vesting date.
Immediately prior to a change in control (as defined in the 2021 Plan), each outside director’s outstanding awards will fully vest, subject to the outside director continuing to be a service provider through the date of the change in control.
2025 Director Compensation
The following table sets forth the compensation of our non-employee directors during 2025. Mr. Van Scoter serves as a member of our Board but, as an executive officer, does not receive any additional compensation for his service as a member of our Board.
Name	Fees Earned ($)(1)	Stock Awards ($)(2)	Total ($)
Erik Anderson	60,000	158,015	218,015
Kaled Awada	62,095	158,015	220,109
Rainer Feurer(3)	—	—	—
Steven Goldberg	69,478	158,015	227,493
Susan Kreh	70,000	158,015	228,015
Aleksandra Miziolek	72,500	158,015	230,515
Lesa Roe	67,500	158,015	225,515
John Stephens	74,794	158,015	232,809
MaryAnn Wright	84,931	158,015	242,946

1
Consists of the amounts described above under the subsection “— Cash Compensation.”

2
The amounts in this column represent the aggregate grant date fair value of RSU awards granted to each director during 2025, computed in accordance with the FASB ASC Topic 718. See Note 8 to our Consolidated Financial Statements included in the Annual Report, which contains a discussion of all assumptions made by us in determining the grant date fair value of RSU awards. For each of our compensated non-employee directors, this includes Annual Awards granted on May 21, 2025. The outstanding director equity awards as of December 31, 2025 are set forth in the table below:

Name	RSU Awards (Vested / Unvested) (#)	Stock Option Awards (Exercisable / Unexercisable) (#)
Erik Anderson	141,562 / 118,808	– / –
Kaled Awada	82,365 / 225,123	– / –
Rainer Feurer	– / –	– / –
Steven Goldberg	– / 118,808	968,620 / –
Susan Kreh	82,365 / 225,123	– / –
Aleksandra Miziolek	178,121 / 118,808	– / –
Lesa Roe	120,241 / 118,808	– / –
John Stephens	157,262 / 118,808	381,837 / –
MaryAnn Wright	168,789 / 118,808	– / –

3
Dr. Feurer elected to waive his compensation during 2025.

26	Notice of 2026 Annual Meeting and Proxy Statement

Director Stock Ownership Guidelines
As described more fully under “Executive Compensation — Stock Ownership Guidelines,” we have established stock ownership guidelines for covered directors to help align the interests of directors with those of our stockholders. Under these guidelines, each covered director is expected to acquire and continue to hold shares of our common stock having an aggregate market value that equals or exceeds five times the rate of the regular annual cash retainer then in effect. Each covered director is required to achieve the target ownership level by the later of February 24, 2028 or five years following the date the person first became a covered director. As of the last business day of the fiscal year ended December 31, 2025, all covered directors were in compliance with our stock ownership guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the directors who served on the HRC committee in the fiscal year ended December 31, 2025 has served as one of our officers or employees at any time. During 2025, none of our executive officers served as a member of the compensation committee or board of directors of any other company whose executive officer(s) served as a member of our HRC committee or our Board.

Notice of 2026 Annual Meeting and Proxy Statement	27

PAY VERSUS PERFORMANCE

The following disclosure illustrates the relationship between the compensation actually paid to the named executive officers, as calculated in accordance with SEC disclosure rules and the performance of the Company.
	Summary Compensation Table Total		Compensation Actually Paid		Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) ($ in thousands)
Year (1)	PEO1 (2)	PEO2 (2)	PEO1 (3)	PEO2 (3)
2025	4,687,495	—	16,953,068	—	1,736,714	6,696,737	167.32	(93,410)
2024	2,931,808	—	3,854,066	—	3,055,389	3,452,786	74.41	(96,520)
2023	5,560,371	5,965,363	3,338,642	1,084,169	2,106,508	845,359	57.09	(65,549)

1
Beginning June 14, 2023, the Company’s principal executive officer (“PEO”) was John Van Scoter, referred to in this section as the “PEO1.” From November 29, 2022 to June 13, 2023, the Company’s PEO was David Jansen, referred to in this section as the “PEO2.” For 2025, our non-PEO named executive officers (“NEOs”) for the purpose of this disclosure were Linda Heller and Joshua Buettner-Garrett. For 2024, our non-PEO NEOs for the purpose of this disclosure were Linda Heller and Derek Johnson. For 2023, our non-PEO NEOs for the purpose of this disclosure were Derek Johnson and Kevin Paprzycki.

2
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for Mr. Van Scoter and Mr. Jansen and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs reported for such year other than Mr. Van Scoter for 2024 and Mr. Van Scoter and Mr. Jansen for 2023.

3
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for each of the PEOs and for the average of the non-PEO NEOs is set forth following the footnotes to this table.

4
Pursuant to Item 402(v) of Regulation S-K, the comparison assumes $100 was invested on December 30, 2022. Historical stock price performance is not necessarily indicative of future stock price performance.

28	Notice of 2026 Annual Meeting and Proxy Statement

Reconciliation of Compensation Actually Paid Adjustments
Year	Summary Compensation Table Total ($)(a)	Minus Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans ($)(b)	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans ($)(c)	Minus Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)(d)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)(e)	Plus / (Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)(f)	Plus Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(g)	Plus / (Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(h)	Minus Fair Value as of Prior Fiscal Year-End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(i)	Equals Compensation Actually Paid ($)
PEO1
2025	4,687,495	—	—	(3,576,436)	11,968,387	3,252,070	—	621,552	—	16,953,068
2024	2,931,808	—	—	(1,649,680)	1,908,974	501,517	—	161,446	—	3,854,066
2023	5,560,371	—	—	(4,734,661)	2,512,932	—	—	—	—	3,338,642
PEO2
2025	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—
2023	5,965,363	—	—	(4,262,918)	—	—	—	7,018	(625,294)	1,084,169
Other NEOs(j)
2025	1,736,714	—	—	(1,044,546)	3,495,527	2,106,985	—	402,056	—	6,696,737
2024	3,055,389	—	—	(2,359,492)	2,639,304	80,575	—	37,010	—	3,452,786
2023	2,106,508	—	—	(1,502,206)	566,173	(269,516)	—	(55,598)	—	845,359

a
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.

b
Represents the aggregate change in the actuarial present value of the accumulated benefits under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.

c
Represents the sum of the actuarial present value of the benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in the Company’s financial statements under GAAP.

d
Represents the grant date fair value of the stock option and RSUs granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

e
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock option awards and RSUs granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

f
Represents the change in fair value during the indicated fiscal year of each stock option award and RSUs that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the indicated fiscal year.

g
Represents the fair value at vesting of the stock option awards and RSUs that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

h
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock option award and RSUs that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

i
Represents the fair value as of the last day of the prior fiscal year of the stock option award and RSUs that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

j
See footnote 1 above for the non-PEO NEOs included in the average for each year. Amounts shown represent averages.

Notice of 2026 Annual Meeting and Proxy Statement	29

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the three-year cumulative period are reflective of the HRC committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the result of our stock performance and the corresponding change in value of equity awards.

30	Notice of 2026 Annual Meeting and Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance to our employees, directors, or consultants as of December 31, 2025.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(1) (c)
Equity compensation plans approved by security holders(2)	25,289,407	$2.13	48,502,369(3)
Equity compensation plans not approved by security holders	—	—	—
Total	25,289,407	$2.13	48,502,369(3)

1
The equity compensation plans approved by our stockholders are the 2014 Plan, the 2021 Plan, and the Solid Power, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). Under the 2021 Plan, the maximum number of shares available will be increased on the first day of each fiscal year in an amount equal to the least of (a) 18,900,000 shares of common stock, (b) a number of shares of common stock equal to 5% of the total number of shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the plan administrator no later than the last day of the immediately preceding fiscal year. Under the ESPP, the maximum number of shares available will be increased on the first day of each fiscal year in an amount equal to the least of (a) 3,778,000 shares of common stock, (b) a number of shares of common stock equal to 1% of the total number of shares of all classes of our common stock on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the plan administrator no later than the last day of the immediately preceding fiscal year.

2
No further grants may be made under the 2014 Plan. The number in column (a) includes 12,974,169 shares subject to outstanding unvested and vested RSU grants that have not yet been settled for shares of common stock.

3
Includes 4,430,644 shares available for issuance under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information, as of March 23, 2026, concerning the beneficial ownership of our common stock by: (i) each person we know to be the beneficial owner of more than 5% of our common stock; (ii) each of our current directors; (iii) each of our named executive officers shown in our Summary Compensation Table; and (iv) all current directors and executive officers as a group.
As of March 23, 2026, there were 224,519,421 shares of our common stock issued and outstanding. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power of that security, including (i) stock options and warrants that are currently exercisable or exercisable within 60 days of March 23, 2026, (ii) RSUs that have vested but have not yet been settled in shares of common stock, and (iii) shares underlying RSUs that are scheduled to vest within 60 days of March 23, 2026. Shares of our common stock issuable pursuant to the exercise of stock options and warrants or the settlement or vesting of RSUs are deemed outstanding for computing the ownership percentage of the person holding such stock options, warrants, and/or RSUs, or the ownership percentage of any group of which the person is a member, but are not deemed outstanding for computing the ownership percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Unless otherwise indicated, the address for each director and executive officer listed is: c/o Solid Power, Inc., 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

Notice of 2026 Annual Meeting and Proxy Statement	31

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than Five Percent Holders
CVI Investments, Inc.(1)	21,110,920	9.4%
Directors and Named Executive Officers
Erik Anderson(2)	1,303,385	*
Kaled Awada(3)	307,488	*
Rainer Feurer	—	—
Steven Goldberg(4)	1,087,428	*
Susan Kreh(5)	307,488	*
Aleksandra Miziolek(6)	296,929	*
Lesa Roe(7)	239,049	*
John Stephens(8)	957,912	*
John Van Scoter(9)	3,345,897	1.5%
MaryAnn Wright(10)	287,597	*
Linda Heller(11)	1,410,815	*
Joshua Buettner-Garrett(12)	3,673,772	1.6%
All Current Directors and Executive Officers as a Group (12 individuals)(13)	13,246,760	5.7%

*
Less than 1%

1
Based on the Schedule 13G filed on February 4, 2026. Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over the shares beneficially owned by CVI Investments, Inc. Heights Capital Management, Inc. disclaims any beneficial ownership of any such shares, except for their pecuniary interest therein. The business address of CVI Investments, Inc. is P.O. Box 309GT Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands.

2
Consists of (i) 141,562 shares held directly, (ii) 157,617 shares held by WestRiver Management, LLC (“WestRiver”), (iii) 885,398 shares underlying warrants held by WRG DCRC Investors, LLC (“WRG”) that are currently exercisable, and (iv) 118,808 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026. WestRiver is the sole managing member of WRG. Mr. Anderson is the sole member and sole manager of WestRiver. As such, Mr. Anderson may be deemed to indirectly beneficially own the shares held by WRG. Mr. Anderson disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

3
Consists of: (i) 82,365 shares held directly, (ii) 97,455 shares underlying RSUs that have vested but have not been settled for shares of common stock, and (iii) 127,668 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

4
Consists of: (i) 968,620 shares issuable pursuant to stock options exercisable within 60 days of March 23, 2026 and (ii) 118,808 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

5
Consists of: (i) 82,365 shares held directly, (ii) 97,455 shares underlying RSUs that have vested but have not been settled for shares of common stock, and (iii) 127,668 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

6
Consists of: (i) 178,121 shares held directly and (ii) 118,808 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

7
Consists of: (i) 120,241 shares held directly and (ii) 118,808 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

8
Consists of: (i) 157,262 shares held directly, (ii) 300,005 shares held by a limited partnership (the “LP”), (iii) 381,837 shares issuable pursuant to stock options exercisable within 60 days of March 23, 2026, and (iv) 118,808 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026. Mr. Stephens and his family own 99% of the LP, and the remaining 1% is held by the general partner of the LP (the “GP”). The GP is a limited liability company wholly owned by Mr. Stephens and his spouse and is solely managed by Mr. Stephens. As such, Mr. Stephens may be deemed to indirectly beneficially own such shares.

9
Consists of: (i) 549,830 shares held directly, (ii) 1,994,122 shares issuable pursuant to stock options exercisable within 60 days of March 23, 2026, and (iii) 801,945 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

10
Consists of: (i) 168,789 shares held directly and (ii) 118,808 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

11
Consists of: (i) 198,814 shares held directly, (ii) 878,982 shares issuable pursuant to stock options exercisable within 60 days of March 23, 2026, and (iii) 333,019 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

12
Consists of: (i) 529,750 shares held directly, (ii) 2,966,000 shares issuable pursuant to stock options exercisable within 60 days of March 23, 2026, and (iii) 178,022 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

13
Consists of: (i) 2,695,721 shares held directly or indirectly, (ii) 194,910 shares underlying RSUs that have vested but have not been settled for shares of common stock, (iii) 7,189,561 shares issuable pursuant to stock options exercisable within 60 days of March 23, 2026, and (iv) 2,281,170 shares underlying RSUs scheduled to vest within 60 days of March 23, 2026.

32	Notice of 2026 Annual Meeting and Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of (i) $120,000 or (ii) 1% of the average of our total assets as of December 31, 2025 and 2024, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control, and other arrangements, which are described under the section entitled “Executive Compensation.”
Transactions with BMW
Pursuant to certain commercial arrangements, we received aggregate payments of approximately $0.4 million and $4.6 million from BMW of North America, LLC (“BMW”) in the years ended December 31, 2025 and 2024, respectively.
On June 21, 2024, Solid Power Operating, Inc., a wholly owned subsidiary of the Company (for the purposes of this section, collectively, the “Company”), and BMW entered into Amendment No. 5 to Joint Development Agreement (“Amendment No. 5”). The Company and BMW previously entered into a Joint Development Agreement, dated July 1, 2017 (as amended, the “JDA”). Pursuant to the terms of Amendment No. 5, the Company and BMW agreed to (i) extend the term of the JDA to September 30, 2024 and (ii) revise the payment schedule under Amendment No. 4 to the JDA, effective November 1, 2022.
On September 30, 2024, the Company and BMW entered into Amendment No. 6 to Joint Development Agreement (“Amendment No. 6”). Pursuant to the terms of Amendment No. 6, the Company and BMW agreed to (i) extend the term of the JDA until the Company hits certain development milestones; provided that BMW will have termination rights in certain circumstances beginning on December 31, 2025, and (ii) revise certain deliverables and the timing to achieve various milestones and development targets and confirm cell performance requirements.
On November 20, 2024, BMW agreed to purchase certain cell materials from the Company for approximately $132,000. On July 11, 2025, BMW agreed to purchase electrolyte and certain cell materials from the Company for approximately $225,000.
On October 27, 2025, the Company, Bayerische Motoren Werke AG (“BMW AG”), and Samsung SDI Co., Ltd. (“Samsung SDI”) entered into a Joint Evaluation Agreement (the “Joint Evaluation Agreement”). Pursuant to the terms of the Joint Evaluation Agreement, the Company agreed to provide electrolyte to Samsung SDI, which Samsung SDI will use to fabricate separator and/or catholyte and build cells, in each case subject to achievement of technical requirements. Samsung SDI will determine whether the cells satisfy performance parameters and requirements to be agreed between BMW and Samsung SDI.
BMW Holding B.V., an affiliate of BMW (“BMW Holding”), has the right to nominate a director for election to the Company’s board of directors (the “Board”) as well as the right to designate an individual to attend meetings of the Board and its committees in a non-voting, observer capacity.
Our audit committee approved the terms of Amendment No. 5, Amendment No. 6, and the Joint Evaluation Agreement and the purchases of cell materials and electrolyte pursuant to our Related Person Transaction Policy.
At the time of entry into Amendment No. 5, Amendment No. 6, the agreements to purchase certain cell materials and electrolyte, and the Joint Evaluation Agreement, BMW AG and its affiliates were beneficial owners of more than 5% of the outstanding shares of our common stock. In connection with a private financing in May 2021, the Company and BMW Holding, an affiliate of BMW AG and one of our stockholders, entered into the BMW Nomination Agreement, pursuant to which BMW Holding received certain board observer rights and director nomination rights, including the right to nominate a director for election to our Board. This transaction was entered into prior to the adoption of our Related Person Transaction Policy. Dr. Feurer, SVP Corporate Investments at BMW and BMW Holding’s nominee, has served on our Board since May 2021, pursuant to the BMW Nomination Agreement.

Notice of 2026 Annual Meeting and Proxy Statement	33

Transactions with Ford
On December 16, 2024, the Company and Ford Motor Company (“Ford”) entered into a Third Amendment to Joint Development Agreement (the “Third Amendment”). The Company and Ford previously entered into a Joint Development Agreement, dated December 28, 2018 (as modified on May 5, 2021 and June 30, 2023, the “JDA”). Pursuant to the terms of the Third Amendment, the Company and Ford agreed to (i) extend the term of the JDA to December 31, 2025 and (ii) revise certain deliverables and the schedule for delivery to Ford during the term of the JDA.
Our audit committee approved the terms of the Third Amendment pursuant to our Related Person Transaction Policy.
At the time of entry into the Third Amendment, Ford was a beneficial owner of more than 5% of the outstanding shares of our common stock.
Related Person Transaction Policy
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. For purposes of this policy, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Solid Power or any of its subsidiaries was, is, or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest.
Transactions involving compensation for services provided to us as an employee, consultant, or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director, or a holder of more than 5% of any class of our voting securities (including common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction must present information regarding the proposed related person transaction to the audit committee of our Board (or, where review by the audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, the audit committee will consider the relevant available facts and circumstances, which may include, but are not limited to:
•
any person who is, or at any time during the applicable period was, one of our executive officers or a member of our Board;

•
the risks, costs, and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.

34	Notice of 2026 Annual Meeting and Proxy Statement

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee is responsible for the appointment, compensation, retention, evaluation, and termination of our independent external audit firm. Our audit committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte has been engaged by us since March 7, 2025.
On March 7, 2025, our audit committee dismissed Ernst & Young LLP (“EY”) as our independent registered public accounting firm. EY had been engaged by us since December 8, 2021. The reports of EY on our consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim period through March 7, 2025, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between EY and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to EY’s satisfaction, would have caused EY to make reference thereto in connection with its reports, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
We provided EY with a copy of the disclosures required by Item 304(a) of Regulation S-K prior to filing such disclosures with the SEC in a Current Report on Form 8-K. We requested that EY furnish us with a letter addressed to the SEC stating whether it agrees with the statements made therein and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated March 12, 2025, was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on March 12, 2025.
Our audit committee approved the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025 on March 7, 2025. During the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim period through March 7, 2025, neither we nor anyone acting on our behalf consulted with Deloitte regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
Our audit committee and Board believe that the continued retention of Deloitte as our independent external audit firm for the fiscal year ending December 31, 2026 is in the best interests of our Company and stockholders and are therefore asking stockholders to ratify this annual appointment. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, our Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will consider whether to retain Deloitte. Even if the selection is ratified, the audit committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.
Voting Standard
The affirmative vote of the holders of a majority of the votes cast either virtually or represented by proxy at the Annual Meeting will be required to ratify the selection of Deloitte for our fiscal year ending December 31, 2026. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected on this proposal.

Notice of 2026 Annual Meeting and Proxy Statement	35

Principal Accountant Fees and Services
The following table sets forth the fees paid for professional services provided by Deloitte for the year ended December 31, 2025 and by EY for the year ended December 31, 2024:
	Year Ended December 31,
(amounts in thousands)	2025	2024
Audit Fees(1)	$670	$645
Audit-Related Fees(2)	$141	$280
Tax Fees	—	—
Total Fees	$811	$925

1
Consists of fees for audit services related to the audit of our annual consolidated financial statements, the review of our quarterly consolidated financial statements, and, for 2025, the statutory audit of our Korean subsidiary.

2
For 2025, consists of fees in connection with issuance of comfort letters. For 2024, consists of fees for consultations and due diligence to support the audit of non-recurring transactions in 2024 and fees related to the issuance of consents for registration statement filings.

Pre-Approval Policy
The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The audit committee can pre-approve specified services in defined categories of audit services, audit-related services, and tax services up to specified amounts as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before our independent registered public accounting firm is engaged to provide a service. The audit committee has determined that the rendering of tax-related services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence for audit purposes, although Deloitte did not provide any tax-related services in the years ended December 31, 2025 and 2024. Deloitte has not been engaged to perform any non-audit services.
Recommendation of Our Board of Directors
✓	OUR BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The audit committee operates pursuant to a written charter, which complies with the corporate governance standards of The Nasdaq Global Select Market. A copy of the current charter is available on our website. This report reviews the actions taken by the audit committee with regard to our financial reporting process for the fiscal year ended December 31, 2025 and the audited consolidated financial statements.
The audit committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.
Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.

36	Notice of 2026 Annual Meeting and Proxy Statement

In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The audit committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved the auditor’s especially challenging, subjective, or complex judgments. In addition, the audit committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the audit committee regarding independence. The audit committee also considered whether the provision of services during the fiscal year ended December 31, 2025 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.
Additionally, the audit committee discussed with the independent auditors the overall scope and plan for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the audit committee recommended to our Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
AUDIT COMMITTEE
Susan Kreh, Chairperson
Erik Anderson
Steven Goldberg
Lesa Roe
The information contained above in this section titled “Report of the Audit Committee” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a filing.

PROPOSAL NO. 3 — ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

As required under Section 14A of the Exchange Act, our Board is asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. Stockholders may vote “For” or “Against” or they may abstain from this vote.
Our Board believes that our current executive compensation programs directly link executive compensation to our operational performance and align the interests of our executive officers with those of our stockholders. Our Board is of the view that the information in the “Executive Compensation” section of this proxy statement demonstrates that our current executive compensation program was designed appropriately and is working to align the interests of our executive

Notice of 2026 Annual Meeting and Proxy Statement	37

officers with those of our stockholders. Accordingly, our Board recommends that our stockholders vote “FOR” the advisory approval of the compensation of our named executive officers.
Stockholders are not ultimately voting to approve or disapprove our Board’s recommendation. As this is an advisory vote, it is not binding on us, our Board, or our HRC committee. However, our Board and HRC committee expect to take into account the outcome of the vote when making decisions regarding executive compensation plans, policies, and arrangements.
Consistent with the views expressed by our stockholders at our 2023 annual meeting of stockholders, our Board determined to hold say-on-pay votes annually. The next such vote will be held at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”).
Recommendation of Our Board of Directors
✓	OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is https://ir.solidpowerbattery.com.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We filed an Annual Report on Form 10-K with the SEC on February 25, 2026 relating to our fiscal year ended December 31, 2025. A copy of this report is also available through https://ir.solidpowerbattery.com. Stockholders may also obtain a copy of this report, without charge, by written request addressed to: Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027.

STOCKHOLDER COMMUNICATIONS

We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact our Board or any director may do so by writing to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027. At the direction of our Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual director is referred to that director. Correspondence not directed to a particular director is referred to our Secretary, Linda Heller.

38	Notice of 2026 Annual Meeting and Proxy Statement

OTHER BUSINESS

Our Board knows of no other business that will be presented at the Annual Meeting other than as set forth in this proxy statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on such matter.

Notice of 2026 Annual Meeting and Proxy Statement	39

QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS AND
VOTING INFORMATION

What Is Included in the Proxy Materials?
The proxy materials for the Annual Meeting include the Notice of Annual Stockholders’ Meeting, this proxy statement, and the Annual Report. If you receive a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
Why Did I Receive the Proxy Materials?
Your proxy is being solicited by our Board. The proxy materials are being furnished to you in connection with the Annual Meeting of Solid Power for the purposes set forth in this proxy statement.
Why Did I Receive a Notice of Internet Availability of Proxy Materials?
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including this proxy statement and the Annual Report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
What Is the Record Date?
Our Board set March 23, 2026 as the Record Date. Stockholders owning Solid Power common stock at the close of business on that date may vote at the Annual Meeting. On that date, there were 224,519,421 shares of common stock outstanding and approximately 12 stockholders of record of our common stock. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
What Are the Proposals to be Voted on and What Are the Voting Standards?
Proposals		Board’s Recommendation	Voting Standard	Effect of Abstentions and Broker Non-Votes
1	Election of the three nominees named in this proxy statement as Class II directors	FOR EACH DIRECTOR NOMINEE	Plurality of the shares present in person or represented by proxy and entitled to vote thereon.	Abstentions and broker non-votes have no effect on the proposal.
2	Ratification of Deloitte & Touche LLP as independent registered public accounting firm	FOR	Majority of votes cast.	Abstentions have no effect on the proposal. No broker non-votes are expected on the proposal.
3	Advisory approval of named executive officer compensation	FOR	Majority of votes cast.	Abstentions and broker non-votes have no effect on the proposal.
If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter.

40	Notice of 2026 Annual Meeting and Proxy Statement

How Can I Attend the Annual Meeting?
The Annual Meeting will be held entirely online. We are utilizing the virtual meeting format to enhance stockholder access and encourage participation and communication with our management. We believe this format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, and equally, using any internet-connected device from any location around the world at no cost. We believe a virtual meeting protects the health and safety of attendees and saves us and our stockholders time and money.
Stockholder of Record: Shares Registered in Your Name
Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing https://www.cstproxy.com/solidpower/2026. To join the Annual Meeting, you will need to have your control number, which is included on the Notice and/or your proxy card, if you received a paper copy of the proxy materials. Even if you plan to attend the Annual Meeting virtually, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you hold your position through a broker, bank, or other agent and would like to join the Annual Meeting or ask a question, you will need to contact your broker, bank, or other agent in order to obtain a control number. Any stockholder may attend, listen, vote, and ask a question virtually during the Annual Meeting with a valid control number.
How Do I Access the Audio Webcast of the Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m., Mountain Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage our stockholders to access the meeting prior to the start time.
How Do I Log In?
To virtually attend the Annual Meeting, log in at https://www.cstproxy.com/solidpower/2026. You will need your control number, which appears on the Notice and/or your proxy card, if you received a paper copy of the proxy materials. If you do not have a control number, please contact your broker, bank, or other agent as soon as possible so that you can be provided with a control number and gain access to the Annual Meeting.
How Do I Submit Questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer any questions submitted during the meeting via the Q&A tool in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic, and substantially similar questions will be grouped and answered once.
The Rules of Conduct will be posted on https://www.cstproxy.com/solidpower/2026 approximately two weeks prior to the date of the Annual Meeting.
If I Am Not a Stockholder, Can I Access the Live Webcast?
The live audio webcast will be available to our stockholders as well as our team members and other constituents.
What if I Need Technical Assistance During the Annual Meeting?
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on https://www.cstproxy.com/solidpower/2026.

Notice of 2026 Annual Meeting and Proxy Statement	41

Am I Entitled to Vote?
What Is the Difference Between Holding Shares as a Stockholder of Record or as a Beneficial Owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” with respect to those shares. If your shares are held by a broker, bank, or other agent, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.
Who Is Entitled to Vote?
Stockholder of Record: Shares Registered in Your Name
Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. A list of such stockholders will be available for 10 business days prior to the meeting at the Company’s principal executive offices located at 486 S. Pierce Ave., Suite E, Louisville, CO 80027. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your broker, bank, or other agent will not be able to vote on Proposal No. 1 for the election of directors or Proposal 3 for the advisory approval of named executive officer compensation unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. Since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
How May I Vote?
For Proposal No. 1, you may vote “For” or you may “Withhold” your vote with respect to each nominee to our Board of Directors.
For Proposal No. 2, you may vote “For” or “Against” or you may abstain from voting.
For Proposal No. 3, you may vote for “For” or “Against” or you may abstain from voting.
The procedures for voting are outlined below.
How Can I Vote Before the Annual Meeting?
Stockholder of Record: Shares Registered in Your Name
To vote online, please refer to the instructions included with the Notice and/or on your proxy card, if you received a paper copy of the proxy materials. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the proxy card, if you received a paper copy of the proxy materials. Votes submitted online or by mail must be received by 11:59 p.m., Mountain Time, on May 19, 2026. Submitting your vote online or by mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this proxy statement in accordance with the instructions set forth in the accompanying proxy card.

42	Notice of 2026 Annual Meeting and Proxy Statement

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
As a beneficial owner of shares, you may vote by proxy by following the instructions on the Notice, on the voting instruction form, or otherwise provided by your bank, broker, or other agent. You must provide your voting instructions to your broker, bank, or other agent by the deadline provided in the proxy materials you receive from your broker, bank, or other agent in order for your shares to be voted.
Can I Vote at the Annual Meeting?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at https://www.cstproxy.com/solidpower/2026, by proxy over the Internet, or by mail, if you request printed copies of the proxy materials by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.
1.
To vote during the Annual Meeting, follow the instructions posted at https://www.cstproxy.com/solidpower/2026. You will be asked to provide the control number, located on the Notice and/or your proxy card, and follow the instructions.

2.
To vote on the Internet, go to https://www.cstproxy.com/solidpower/2026 to complete an electronic proxy card. You will be asked to provide the control number, located on the Notice and/or your proxy card, and follow the instructions. Your vote must be received by 11:59 p.m., Mountain Time, on May 19, 2026 to be counted.

3.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the Notice and complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive the Notice, a voting instruction form, or other voting instruction from that organization rather than from us. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent, or contact your broker, bank, or other agent, to ensure that your vote will be counted.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
What if I Am a Beneficial Owner and Do Not Give Instructions on How to Vote?
When a beneficial owner of shares held by a broker, bank, or other agent does not give voting instructions to their broker, bank, or other agent as to how to vote on matters deemed to be “non-routine” under stock exchange rules, the broker, bank, or other such agent cannot vote such shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under such rules and we therefore expect broker non-votes on these proposals. However, because Proposal 2 is considered “routine” under such rules, we do not expect broker non-votes on this proposal. We are aware, however, that certain brokers elect not to exercise their discretionary authority to vote on routine matters absent voting instructions from their beneficial owners. Accordingly, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization.

Notice of 2026 Annual Meeting and Proxy Statement	43

What Is a Quorum?
In accordance with our Bylaws, the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of our capital stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting.
Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of establishing a quorum at the Annual Meeting.
How Are Votes Tabulated?
A representative from our transfer agent, Continental Stock Transfer & Trust Company, will determine if a quorum is present, tabulate the votes, and serve as our inspector of election at the Annual Meeting.
What if I Want to Change My Vote?
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.
A duly executed proxy card with a later date or time than the previously submitted proxy;

2.
A written notice that you are revoking your proxy to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027; or

3.
A later-dated vote on the Internet or a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.
Are Votes Confidential?
Our practice is to hold the votes of each stockholder in confidence from directors, officers, and employees, except (1) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (2) in the case of a contested proxy solicitation, (3) if a stockholder makes a written comment on the proxy card or otherwise communicates their vote to the Company, or (4) as needed to allow the inspector of election to certify the results of the vote.
How Do I Submit Stockholder Proposals for Next Year’s Annual Meeting?
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2027 proxy statement. Any such proposal must be submitted in writing by December 10, 2026 to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027. If we change the date of our 2027 Annual Meeting by more than 30 days from the one-year anniversary of the 2026 Annual Meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our Bylaws also establish an advance notice procedure for stockholders who wish to nominate one or more persons for election to our Board (each, a “Proposed Nominee”) or present a proposal for any other proper business before an annual meeting of stockholders but do not intend for such proposal to be included in our proxy statement. Our Bylaws provide that if you wish to nominate a Proposed Nominee or submit a proposal for any other proper business that is not to be included in next year’s proxy statement, a timely notice in proper written form as specified in our Bylaws must be delivered to, or mailed and received by our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027, no earlier than January 20, 2027 and no later than the close of business on February 19, 2027, which notice must contain the information

44	Notice of 2026 Annual Meeting and Proxy Statement

specified in our Bylaws (a “Stockholder Notice”). If we change the date of our 2027 Annual Meeting by more than 25 days from the one-year anniversary of the 2026 Annual Meeting, then any such Stockholder Notice must be received no earlier than the 120th day prior to our 2027 Annual Meeting and no later than the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. The public announcement of an adjournment or postponement of the 2027 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a Stockholder Notice as described in this proxy statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Pursuant to our Bylaws, if you intend to solicit proxies in support of any Proposed Nominee other than the Company’s director nominees at any meeting of stockholders, the Stockholder Notice must contain, among other things, a written representation that you intend to solicit proxies in support of the election of such Proposed Nominee in accordance with Rule 14a-19 under the Exchange Act. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, such Stockholder Notice must also contain all information required by Rule 14a-19(b) under the Exchange Act.
What Is Householding?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of the Annual Report, this proxy statement, or the Notice to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of the Annual Report, this proxy statement, or the Notice, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please notify Continental Stock Transfer & Trust Company by phone at 917-262-2373 or by email at proxy@continentalstock.com to receive a separate copy of the Annual Report, this proxy statement, or the Notice.
If you are eligible for householding but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports on Form 10-K, proxy statements, and/or notices, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the Annual Report, this proxy statement, or the Notice for your household, please contact Continental Stock Transfer at the address or phone number provided above.
How Are Proxies Solicited and What Is the Cost?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing, and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks, and other agents to forward to the beneficial owners of the shares held of record by such brokers, banks, or other agents. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications, or other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
How Can I Obtain the Results of Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.
How Can I View or Request Copies of Corporate Documents and SEC Filings?
Our website contains our Corporate Governance Guidelines, Board committee charters, Code of Conduct, and SEC filings. To view these documents, go to https://ir.solidpowerbattery.com and click on “Governance Documents” under

Notice of 2026 Annual Meeting and Proxy Statement	45

“Governance.” To view our SEC filings and Forms 3, 4, and 5 filed by our directors and executive officers, go to https://ir.solidpowerbattery.com and click on “SEC Filings” under “Financials.”
We will promptly deliver free of charge upon request a copy of our Corporate Governance Guidelines, Board committee charters, and Code of Conduct to any stockholder requesting a copy. Requests should be directed to our Secretary, c/o Solid Power, Inc., 486 S. Pierce Ave., Suite E, Louisville, CO 80027.
What Is Our Mailing Address?
Our mailing address is 486 S. Pierce Avenue, Suite E, Louisville, CO 80027.

46	Notice of 2026 Annual Meeting and Proxy Statement

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

SOLID POWER, INC.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

1. Election of three Class II Directors

(1) Steven Goldberg
(2) Aleksandra Miziolek
(3) MaryAnn Wright

☐ Mark here to vote **FOR** all nominees.

☐ Mark here to **WITHHOLD** to vote from all nominees.

☐ Mark here to vote **FOR ALL EXCEPT** to withhold a vote from one or more nominees, mark the box to the left and corresponding numbered box(es) to the right. (1) ☐ (2) ☐ (3) ☐

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________**2026.**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY2026Vote by Internet - QUICK    EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailISOLID POWER, INC.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internet orby mail must be received by 11:59 p.m., MountainINTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have yourproxy card available when you access theabove website. Follow the prompts to voteyour shares.Vote at the Meeting –If you plan to attend the virtual online annualmeeting, you will need your 12 digit controlnumber to vote electronically at the annualmeeting. To attend the annual meeting, visit:https://www.cstproxy.com/solidpower/2026MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided.Time, on May 19, 2026.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYPlease markyour voteslike this XTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.1. Election of three Class II Directors(1) Steven Goldberg(2) Aleksandra Miziolek(3) MaryAnn WrightMark here to vote FOR all nominees.Mark here to WITHHOLD to vote from all nominees.Mark here to vote FOR ALL EXCEPT towithhold a vote from one or more nominees,mark the box to the left and correspondingnumbered box(es) to the right.2. Ratification of the appointment of Deloitte &Touche LLP as Solid Power, Inc.’s independentregistered public accounting firm for the fiscalyear ending December 31, 2026.3. Approval, by a non-binding advisory vote, ofthe compensation of Solid Power, Inc.’s namedexecutive officersFOR AGAINST ABSTAINFOR AGAINST ABSTAINCONTROL NUMBERSignature_________________________________ Signature, if held jointly_________________________________ Date___________2026.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.

2026Important Notice Regarding the Internet Availability of Proxy Materialsfor the Annual Meeting of StockholdersTo view the 2026 Proxy Statement, 2025 Annual Report and to Attendthe Annual Meeting, please go to:https://www.cstproxy.com/solidpower/2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFSOLID POWER, INC.205110 Solid Power Proxy Card Rev1 BackThe undersigned appoints John Van Scoter and Linda Heller, and each of them, as proxies, each withthe power to appoint his substitute, and authorizes each of them to represent and to vote, as designated onthe reverse hereof, all of the shares of common stock of Solid Power, Inc. held of record by the undersignedat the close of business on March 23, 2026 at the Annual Meeting of Stockholders of Solid Power, Inc. tobe held on May 20, 2026, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARYINDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE CLASS IINOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREINON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THISPROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed on reverse side)